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Whitehawk Therapeutics Reports Third Quarter 2025 Financial Results and Recent Highlights

MORRISTOWN, NJ, November 6, 2025 /PRNewswire/ -- Whitehawk Therapeutics, Inc. (Nasdaq: WHWK), an oncology therapeutics company applying advanced technologies to established tumor biology to efficiently deliver improved antibody drug conjugate (ADC) cancer treatments, today announced financial results for the third quarter ended September 30, 2025, and provided recent corporate progress.

“The third quarter was marked by executional focus, and we remain on track with our planned IND filings for HWK-007 and HWK-016 by the end of the year. We continue to deploy capital efficiently, maintaining strong financial discipline as we prepare to enter the clinic and deliver potentially value-creating milestones,” said Dave Lennon, PhD, President and CEO of Whitehawk Therapeutics. “I’m proud of our role in adding to the scientific understanding of PTK7 with the data we presented at AACR-NCI-EORTC. Confirming PTK7 as the third most highly expressed tumor marker among clinically validated and emerging ADC targets, these data underscore the tremendous opportunity we have with our first ADC candidate, HWK-007, to make a difference for the nearly 750,000 patients in the US with PTK7-expressing cancers.”

Recent Operational Highlights:

•
Presented real-world analysis at AACR-NCI-EORTC confirming PTK7 as a broadly expressed, clinically relevant target across solid tumors. The analysis was part of a collaboration between Whitehawk and Tempus AI.

•
On track to bring all three assets to IND by mid-2026. IND submissions are planned by year-end 2025 for HWK-007 and HWK-016. An IND for HWK-206 is expected by mid-2026.

•
Focused execution and capital efficiency support anticipated runway into 2028. Based on current plans, cash position enables initial clinical data readouts across the portfolio.

Third Quarter 2025 Financial Results:

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Cash, cash equivalents and short-term investments as of September 30, 2025, were $162.6 million as compared to $47.2 million as of December 31, 2024. Cash is anticipated to fund operations into 2028 based on current plans.

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Net loss for the three months ended September 30, 2025, was $17.7 million as compared to $12.5 million for the three months ended September 30, 2024.

About Whitehawk Therapeutics

Whitehawk Therapeutics is an oncology therapeutics company applying advanced technologies to established tumor biology to efficiently deliver improved cancer treatments. Whitehawk’s advanced three-asset ADC portfolio is engineered to overcome the limitations of first-generation

EXHIBIT 99.1

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predecessors to deliver a meaningful impact for patients with difficult-to-treat cancers. These assets are in-licensed from WuXi Biologics under an exclusive development and global commercialization agreement. More information on the Company is available at www.whitehawktx.com and connect with us on LinkedIn.

Forward-Looking Statements

This press release contains certain forward-looking statements regarding the business of Whitehawk Therapeutics that are not a description of historical facts within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the Company’s current beliefs and expectations and may include, but are not limited to, statements relating to: the potential of clinical value-creating milestones for the Company’s product candidates; the potential therapeutic value and market opportunity for HWK-007; the anticipated timing of the Company's development of its portfolio of ADC assets, including the expected timing to bring all three assets to IND by mid-2026, with the first two INDs filed by year-end; expectations regarding the beneficial characteristics, safety, efficacy, therapeutic effects and the size of the potential targeted markets with respect to the Company’s ADC assets; the Company's cash runway extending into 2028 based on current plans; and the sufficiency of the Company's existing capital resources and the expected timeframe to fund the Company's future operating expenses and capital expenditure requirements, including through initial clinical data readouts for the Company’s product candidate portfolio. Actual results could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, uncertainties associated with preclinical and clinical development of the ADC portfolio, including potential delays in the commencement, enrollment and completion of clinical trials; failure to demonstrate the efficacy of the ADC portfolio in preclinical and clinical studies; the risk that unforeseen adverse reactions or side effects may occur in the course of testing of the ADC assets; and risks related to the Company's estimates regarding future expenses, capital requirements and need for additional financing.

Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including under the caption "Item 1A. Risk Factors," and in Whitehawk’s subsequent Quarterly Reports on Form 10-Q, and elsewhere in Whitehawk’s reports and other documents that Whitehawk has filed, or will file, with the SEC from time to time and available at www.sec.gov.

All forward-looking statements in this press release are current only as of the date hereof and, except as required by applicable law, Whitehawk undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. All forward-looking statements are qualified in their entirety by this cautionary statement. This cautionary statement is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Contact:

IR@whitehawktx.com

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WHITEHAWK THERAPEUTICS, INC.
CONDENSED BALANCE SHEETS
(In thousands)
(Unaudited)

	September 30, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$37,931	$28,670
Short-term investments	124,666	18,567
Accounts receivable, net	—	5,903
Inventory	—	5,311
Prepaid expenses and other current assets	2,439	2,836
Total current assets	165,036	61,287
Property and equipment, net	4	6,846
Operating lease right-of-use assets	—	787
Other assets	1,977	1,399
Total assets	$167,017	$70,319

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$1,633	$2,159
Accrued liabilities	8,216	14,647
Operating lease liabilities, current portion	—	268
Total current liabilities	9,849	17,074
Operating lease liabilities, net of current portion	—	565
Other liabilities	—	202
Total liabilities	9,849	17,841
Stockholders’ equity:
Common stock	4	2
Additional paid-in capital	487,024	385,114
Accumulated other comprehensive income	139	16
Accumulated deficit	(329,999)	(332,654)
Total stockholders’ equity	157,168	52,478
Total liabilities and stockholders’ equity	$167,017	$70,319

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WHITEHAWK THERAPEUTICS, INC.
CONDENSED STATEMENTS OF OPERATIONS
(In thousands, except share data and earnings per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenue
Product sales, net	$—	$7,212	$7,145	$18,744
Total revenue	—	7,212	7,145	18,744
Operating expenses
Selling, general and administrative	5,201	7,186	23,956	25,698
Research and development	14,345	9,997	71,942	36,683
Restructuring charges	—	2,638	—	2,638
Cost of goods sold	—	804	760	2,234
Total operating expenses	19,546	20,625	96,658	67,253
Loss from operations	(19,546)	(13,413)	(89,513)	(48,509)
Other income (expense)
Gain on sale of business	(177)	—	87,266	—
Foreign exchange loss	—	(1)	(3)	(4)
Other income	127	—	285	—
Interest income	1,850	906	4,620	3,249
Interest expense	—	(38)	—	(154)
Total other income (expense), net	1,800	867	92,168	3,091
Net (loss) income	$(17,746)	$(12,546)	$2,655	$(45,418)

Net (loss) income per share:
Basic	$(0.26)	$(0.46)	$0.04	$(1.68)
Diluted	$(0.26)	$(0.46)	$0.04	$(1.68)
Weighted average shares outstanding:
Basic	69,204,899	27,041,327	59,417,911	27,010,791
Diluted	69,204,899	27,041,327	60,057,872	27,010,791